UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


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       Date of report (Date of earliest event reported): December 31, 2005

                           ADVANCED BIOPHOTONICS INC.
               (Exact Name of Registrant as Specified in Charter)




          Delaware                      0-27943                 11-3386214
(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)               File Number)           Identification No.)



                   125 Wilbur Place, Suite 120                      11716
                        Bohemia, New York                         (Zip Code)
            (Address of principal executive offices)

       Registrant's telephone number, including area code: (631) 244-8244

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 DFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the
    Exchange Act (17 CFR 240.13e-4(c)) -

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Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers.

     Effective December 31, 2005, certain of Advanced BioPhotonics Inc.'s (the "Company") directors, including, Chairman of the Board Hon. Joseph A. Lisa, George Benedict, Gordon Lenz and Robert Loy, have voluntarily resigned their positions from the Company's Board of Directors pursuant to the Company's long term strategic plan to reorganize and restructure its Board of Directors reducing its size to seven members. There was no disagreement or dispute between Messrs. Lisa, Benedict, Lenz and Loy and the Company which led to their resignation.

     Director William J. Wagner will act as Lead Director through the upcoming Annual Meeting of Stockholders.


Item 9.01 Financial Statements and Exhibits

Exhibit Number        Description
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    99.1              Press Release Dated January 6, 2006


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                ADVANCED BIOPHOTONICS INC.


Date: January 6, 2005                       By: /s/ Denis A. O'Connor
                                                --------------------------------
                                                        Denis A. O'Connor
                                                        President and
                                                        Chief Executive Officer